UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2003

UPC POLSKA, INC.

(Debtor-In-Possession)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22877	06-1487156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4643 Ulster Street, Suite 1300, Denver, Colorado 80237 (303)770-4001
(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

Exhibit Number	Description

99.1	Monthly Unaudited Parent Only Operating Report for UPC Polska, Inc. (the “Company”) for the period September 1, 2003 to September 30, 2003.

Item 9.  Regulation FD Disclosure

On October 14, 2003, the Company filed with the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) its monthly unaudited parent only operating report for the period from September 1, 2003 to September 30, 2003 (the “Monthly Operating Report”), a copy of which is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Financial and Operating Data

The Monthly Operating Report contains unaudited parent only financial statements and other financial information that were not prepared with a view to compliance with published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants. The Company’s independent auditors have not examined, compiled or performed any procedures with respect to the financial information presented in the Monthly Operating Report, nor have they expressed any opinion or any other form of assurance of such information or its achievability, and accordingly assume no responsibility for them. Operating results for the period from September 1, 2003 to September 30, 2003 are not necessarily indicative of the results that may be expected for the quarter ending September 30, 2003 or the full year ending December 31, 2003.

The preparation of financial statements for inclusion in the Monthly Operating Report in conformity with United States generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and the Monthly Operating Report contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management’s beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company’s control. The Company’s actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company’s future plans, objectives, expectations and intentions. These statements may be identified by the use of words like “believes,” “expects,” “may,” “will,” “would,” “should,” “seeks,” “pro forma,” “anticipates” and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

The forward-looking statements and the Company’s liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company and UPC Polska Finance, Inc. (“Polska Finance”) to confirm and consummate the Plan of Reorganization that they filed on July 8, 2003 (the “Plan”) in connection with the Company’s petition for relief under Chapter 11 of the United States Bankruptcy Code (“Bankruptcy Code”); the ramifications of the restructuring; risks associated with not completing the restructuring consistent with the Company’s and Polska Finance’s timetable; risks associated with third parties taking actions inconsistent with, or detrimental to, the consummation of the Plan; the ability to fund, develop and execute the business plan of the Company and its subsidiaries (the “UPC Polska Group”); potential adverse developments with respect to the UPC Polska Group’s liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the UPC Polska Group; economic conditions in Poland generally, as well as in the pay television business in Poland, including decreasing levels of disposable income per household and increasing rates of unemployment; risks associated with an amendment to copyright law in Poland which took effect on January 1, 2003; ongoing process of copyright law development in Poland; risks relating to future relations with the Polish National Telephone Company; risks related to lost revenues resulting from piracy; changes in laws and regulations affecting the UPC Polska Group, including those related to taxation; business changes, including pay television programming changes; foreign exchange rate fluctuations; future financial performance of the UPC Polska Group, including availability, terms and deployment of capital; the UPC Polska Group’s ability to comply with government regulations; the overall market acceptance of the UPC Polska Group’s products and services, including acceptance of the pricing of those products and services; the failure of Telewizyjna Korporacja Partycypacyjna S.A. (“TKP”) to satisfy contractual obligations owed to or on behalf of the UPC Polska Group arising out of the Company’s transaction with Canal+ S.A. and the UPC Polska Group’s limited ability to liquidate its investment in TKP; potential adverse publicity regarding the Company’s restructuring and its petition for relief under Chapter 11 of the Bankruptcy Code; and the estimates and assumptions that the Company’s management was required to make in the preparation of parent only financial statements for inclusion in the Monthly Operating Report, as well as other factors detailed from time to time in the Company’s filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report and the Monthly Operating Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003

UPC POLSKA, INC.

By:	/s/ Joanna Nieckarz
Name: Joanna Nieckarz
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Monthly Unaudited Parent Only Operating Report for the Company for the period September 1, 2003 to September 30, 2003.